UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material pursuant to § 240.14a-12

TAYLOR MORRISON HOME CORPORATION

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 29, 2019

Meeting Information
TAYLOR MORRISON HOME	Meeting Type: Annual Meeting
CORPORATION (TMHC)	For holders as of: April 2, 2019
Date: May 29, 2019 Time: 9:00 AM, Local Time
	Location:	The Ritz-Carlton, San Francisco
located at 600 Stockton St.
San Francisco,California 94108

You are receiving this communication because you hold shares in the company named above.
TAYLOR MORRISON HOME CORPORATION (TMHC) 4900 N. SCOTTSDALE ROAD, SUITE 2000 SCOTTSDALE, AZ 85251

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* You can also submit your preference for e-mail or paper delivery of future meeting materials by any of the three methods above.

    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 15, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. If you require directions to the meeting, please contact the Company’s Investor Relations department at 480-734-2060.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following director nominees:

1.	Election of 12 Directors Nominees:
01) Jeffry L. Flake
02) Anne L. Mariucci
03) Andrea Owen
04) Denise F. Warren
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	Advisory vote to approve the compensation of the Company's named executive officers.

3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

4.	Approval of the Amended and Restated Certificate of Incorporation to provide for the deletion of provisions relating to our former Class B common stock and to rename our Class A common stock.

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting.